                                                                    EXHIBIT 99.4

                         COOPER-STANDARD AUTOMOTIVE INC.

                          NOTICE OF GUARANTEED DELIVERY

                                OFFER TO EXCHANGE
            ALL OUTSTANDING PRIVATELY PLACED 7% SENIOR NOTES DUE 2012
               FOR AN EQUAL AMOUNT OF ITS 7% SENIOR NOTES DUE 2012
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

     This form, or one substantially equivalent hereto, must be used to accept the Exchange Offer made by Cooper-Standard Automotive Inc., a Delaware corporation (the "Company") and the Guarantors, pursuant to its Prospectus, dated _____________, 2005 (the "Prospectus"), and the enclosed Letter of
Transmittal (the "Letter of Transmittal") if the certificates for the
Outstanding Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m.,
New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to
Wilmington Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Outstanding
Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of
Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 12:00 a.m. midnight, New York City time, on the Expiration Date of the
Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Letter of Transmittal.

                             The Exchange Agent is:

                            WILMINGTON TRUST COMPANY

By Registered or Certified Mail:         By Facsimile:        By Overnight Courier or Hand:

    Wilmington Trust Company             302-636-4139            Wilmington Trust Company
     DC-1626 Processing Unit                                    Corporate Capital Markets
          P.O. Box 8861            To Confirm by Telephone:      1100 North Market Street
    Wilmington, DE 19899-8861                                   Wilmington, DE 19890-1626
                                         302-636-6470            Attn: Alisha Clendaniel

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET
FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the
Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated below, pursuant to the guaranteed delivery procedures described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

                                                           AGGREGATE PRINCIPAL
                                                                  AMOUNT         AGGREGATE PRINCIPAL AMOUNT OF
CERTIFICATE NUMBER(S) (IF KNOWN) OF OUTSTANDING NOTES OR      REPRESENTED BY        OUTSTANDING NOTES BEING
     ACCOUNT NUMBER AT BOOK-ENTRY TRANSFER FACILITY         OUTSTANDING NOTES               TENDERED
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______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________

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______________________________________________________________________________________________________________

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                            PLEASE COMPLETE AND SIGN

                       (Signature(s) of Record Holder(s))

               (Please Type or Print Name(s) of Record Holder(s))

Dated: ___________________________, 2005

Address: ________________________________________________________

                                                                    (Zip Code)

                      (Daytime Area Code and Telephone No.)

[_]  Check this Box if the Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company.

Account Number: _________________________________________________

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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature medallion program or an
"eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a)
represents that the above person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4(b)(2) under the Exchange Act, (b)
represents that the tender of those Outstanding Notes complies with Rule 14e-4, and (c) guarantees to deliver to the Exchange Agent, at its address set forth in the Notice of Guaranteed Delivery, the certificates representing all tendered
Outstanding Notes, in proper form for transfer, or a book-entry confirmation (a confirmation of a book-entry transfer of the Outstanding Notes into the Exchange
Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the
Letter of Transmittal within three (3) New York Stock Exchange trading days after the Expiration Date.

Name of Firm: ___________________________________________________

                             (Authorized Signature)

Address: ________________________________________________________

                                                                    (Zip Code)

Area Code and Tel. No.: _________________________________________

Name: ___________________________________________________________

                         (Please Type or Print)

Title: __________________________________________________________

Dated: _______________________, 2005

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
     OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1.   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.

     A properly completed and duly executed copy of this Notice of Guaranteed
Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover page hereof prior to the Expiration Date of the Exchange Offer. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holders and the delivery will be deemed made only when actually received by the Exchange Agent.
Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the holders use properly insured, registered mail with return receipt requested. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see
Instruction 1 of the Letter of Transmittal. No notice of Guaranteed Delivery should be sent to the Company.

2.   SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY.

     If this Notice of Guaranteed Delivery is signed by the registered holder(s)
of the Outstanding Notes referred to herein, the signatures must correspond with the name(s) written on the face of the Outstanding Notes without alteration, addition, enlargement or any change whatsoever. If this Notice of Guaranteed
Delivery is signed by a person other than the registered holder(s) of any
Outstanding Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s)
appear(s) on the Outstanding Notes without alteration, addition, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

3.   QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the cover hereof. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange
Offer.

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